CREDIT SUISSE FUNDS

Prospectus

February 28, 2015

■  CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND

  CLASS A SHARES: CGDAX

  CLASS C SHARES: CGDCX

  CLASS I SHARES: CGDIX

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

CONTENTS

SUMMARY	4
THE FUND IN DETAIL	9
Goal and Strategies	9
Risk Factors	10
FINANCIAL HIGHLIGHTS	13
MEET THE MANAGERS	14
RELATED PERFORMANCE INFORMATION	15
MORE ABOUT THE FUND	16
The Management Firm	16
Share Valuation	16
Distributions	17
Taxes	17
Statements and Reports	18
CHOOSING A CLASS OF SHARES	20
BUYING AND SELLING SHARES	22
SHAREHOLDER SERVICES	27
OTHER POLICIES	28
OTHER SHAREHOLDER INFORMATION	30
OTHER INFORMATION	34
FOR MORE INFORMATION	back cover

SUMMARY

INVESTMENT OBJECTIVE

The fund seeks current income and capital appreciation.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 30 under the heading "Other Shareholder Information – Class A and C Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 37 under the heading "Additional Purchase and Redemption Information."

	CLASS A	CLASS C	CLASS I
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60%	0.60%	0.60%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3]	1.64%	1.64%	1.64%
Total annual fund operating expenses	2.49%	3.24%	2.24%
Less: amount of fee limitations/expense reimbursements[4]	1.54%	1.54%	1.54%
Total annual fund operating expenses after fee limitations/expense reimbursements	0.95%	1.70%	0.70%

  1  Purchases of shares of $1 million or more may be subject to a 1% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  "Other expenses" have been estimated for the fund's first fiscal year of operations.

  4  Credit Suisse Opportunity Funds (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses (excluding certain expenses described below) to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2016. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2016.

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EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS
CLASS A (with or without redemption)	$617	$1,120
CLASS C (redemption at end of period)	$273	$854
CLASS C (no redemption)	$173	$854
CLASS I (with or without redemption)	$72	$552

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity and equity-related instruments. Equity instruments include common stock, preferred stock, depositary receipts, exchange-traded funds that invest in equity securities, options, warrants and rights. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security.

Under normal market conditions, the fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by Credit Suisse, in which case the fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The Fund's investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries.

Credit Suisse will typically seek to diversify the fund's investments among a number of different countries worldwide but, from time to time, may have significant assets invested in one or a few countries. The fund's investments may be denominated in currencies of foreign countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar. The fund may invest in companies of any size.

In addition to the securities described above, the fund may invest in other mutual funds (including other Credit Suisse Funds).

Investment Process. Credit Suisse actively manages the fund's portfolio pursuant to a process that employs a proprietary investment technique designed to identify the following types of companies:

(1)  High quality, blue chip companies with sustainable competitive advantages;

(2)  Cash rich companies with excess cash capital to return to shareholders;

(3)  Companies with moderate sustainable growth levels; and

(4)  Companies with attractive valuations.

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This investment process is intended to identify equity securities that are believed to be able to pay dividends in a sustainable manner. The data inputs used for the proprietary investment technique that seeks to identify these companies are derived from a framework developed by HOLT. HOLT is a Credit Suisse research group that has developed and maintains a global cash flow-based methodology that is used for analyzing over 20,000 companies in approximately 64 countries. The HOLT methodology is used to convert accounting data into a standardized set of economic cash flows derived from a company's asset and liability base, which provides a measure of the company's return on investment.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CURRENCY RISK

Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as currency risk, liquidity risk, and market risk. Also, suitable derivative transactions may not be available in all circumstances.

EQUITY EXPOSURE RISK

Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

FOREIGN SECURITIES RISK

A fund that invests outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries'

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economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

FUTURES CONTRACTS RISK

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

LIQUIDITY RISK

Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

MANAGER RISK

If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary investment technique used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

MARKET RISK

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them.

SMALL- AND MID- CAP STOCK RISK

The fund may invest in small- and mid- cap stocks. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

SWAP AGREEMENTS RISK

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

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PERFORMANCE

Because the fund has not completed a full calendar year of operations, no performance information is available as of the date of this Prospectus.

The fund makes updated performance information available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

PORTFOLIO MANAGEMENT

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: Adam Steffanus and Michael Valentinas, each a member of the Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the fund. Both Mr. Steffanus and Mr. Valentinas are Directors of Credit Suisse and have served as portfolio managers of the fund since inception.

PURCHASE AND SALE OF FUND SHARES

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

TAX INFORMATION

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL REPRESENTATIVES

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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THE FUND IN DETAIL

■   GOAL AND STRATEGIES

The fund seeks current income and capital appreciation.

Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity and equity-related instruments. Equity instruments include common stock, preferred stock, depositary receipts, exchange-traded funds that invest in equity securities, options, warrants and rights. Equity-related instruments, which are investments that provide exposure to the performance of equity instruments, may include equity futures, stock index futures, equity swaps, equity index swaps, equity and index options, structured notes, and other derivative instruments where the reference asset is an equity security.

Under normal market conditions, the fund will invest significantly (at least 40% of its net assets, unless market conditions are not deemed favorable by Credit Suisse, in which case the fund would invest at least 30% of its net assets) in the securities of foreign companies. Foreign companies are generally defined as companies organized outside of the U.S. or those whose securities trade primarily in non-U.S. securities markets. The Fund's investments in the securities of foreign companies may include securities of companies located in developed and emerging market countries.

Credit Suisse will typically seek to diversify the fund's investments among a number of different countries worldwide but, from time to time, may have significant assets invested in one or a few countries. The fund's investments may be denominated in currencies of foreign countries and, while it has the authority to do so, the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar. The fund may invest in companies of any size.

In addition to the securities described above, the fund may invest in other mutual funds (including other Credit Suisse Funds). The fund may also take temporary or defensive positions in cash, cash equivalents or other short-term securities (including U.S. Treasuries, shares of money market funds and repurchase agreements) for cash management, liquidity, risk management, and other purposes.

Investment Process. Credit Suisse actively manages the fund's portfolio pursuant to a process that employs a proprietary investment technique designed to identify the following types of companies:

■  high quality, blue chip companies with sustainable competitive advantages

   ■  These companies generally have high and increasing economic returns on capital and low volatility of economic returns over multi-year periods.

■  cash rich companies with excess cash capital to return to shareholders

   ■  These companies often exhibit high to moderate economic returns, high to moderate free cash flows and high to moderate fixed charge coverage levels.

■  companies with moderate sustainable growth levels

   ■  These companies have available cash flows for reinvestment consistent with both the level of a particular year's economic returns and a continuation of existing capital structure and existing dividend payout policy. Companies with moderate sustainable growth levels often grow at GDP+ levels, have moderate to high dividend growth and low to moderate dividend payout ratios.

■  companies with attractive valuations

   ■  These companies have potential capital appreciation at or better than peer median levels, low valuation multiples relative to peers and dividend yields above market but not at distressed levels.

This investment process is intended to identify equity securities that are believed to be able to pay dividends in a sustainable manner. The data inputs used for the proprietary investment technique that seeks to identify these companies are derived from a framework developed by HOLT. HOLT is a value-based, return on capital framework proprietary to Credit Suisse. HOLT provides an objective view of over 20,000 companies worldwide using a rigorous methodology that examines accounting information, converts it to cash and then values that cash, allowing investors to survey the entire corporate capital structure and identify key drivers of value. The model adjusts for accounting rules, inflation rates and company risk profiles to provide a standardized platform for stock evaluation. The HOLT framework covers over 20,000 companies in 65 countries.

Credit Suisse then uses a bottom-up, fundamental analysis of the above types of companies to identify companies with a track record of cash flow generation and the ability to sustain payment of dividends. The fund's investment portfolio will generally consist of 30-40 positions selected by Credit Suisse, although the number can vary based on market conditions. The rankings are reviewed weekly and portfolio holdings are generally rebalanced quarterly. Credit

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Suisse generally holds a position until the investment process described above indicates that the position be reduced or eliminated. Credit Suisse may also reduce or eliminate a position held by the fund for a variety of reasons, such as to realize profits or take advantage of better investment opportunities.

The investment process used for the fund is subject to change from time to time in the discretion of Credit Suisse.

The fund's investment objective may be changed by the Board of Trustees without shareholder approval.

■   RISK FACTORS

The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The principal risks of the fund are identified in the Summary section and are described in this section. This section also identifies and describes the non-principal risks of the fund.

PRINCIPAL RISK FACTORS

Currency Risk Currency risk is the risk that changes in currency exchange rates will negatively affect securities or instruments denominated in, and/or payments received in, foreign currencies.

Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the fund's investments in financial instruments with underlying securities or instruments denominated in a foreign currency or may widen existing losses.

Currency exchange rates may be particularly affected by the relative interest rates and rates of inflation, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Intervention by central banks or the imposition of regulatory controls or taxes, among other methods, may be used by governments to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could alter or interfere with free market currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Derivatives Risk Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and market risk. Also, suitable derivative transactions may not be available in all circumstances. The fund's investments in derivatives are also subject to the risk that "speculative positions limits" imposed by the Commodity Futures Trading Commission (the "CFTC") and certain futures exchanges on net long and net short positions may require the fund to limit or unravel positions in certain types of investments. In addition, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that the positions of the fund and other accounts advised by Credit Suisse may be aggregated for this purpose. Trading in many types of over-the-counter ("OTC") derivatives is presently the subject of regulatory scrutiny, and regulations and/or legislation implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") could restrict the fund's ability to trade in such investments as well as increase the costs to trade in such investments.

Equity Exposure Risk Equity security prices have historically risen and fallen in periodic cycles. U.S. and foreign equity markets have experienced periods of substantial price volatility in the past and may do so again in the future. The market values of equity securities, such as common stocks, may decline due to general market conditions and are subject to greater fluctuations than certain other asset classes as a result of factors such as a company's business performance, investor perceptions, stock market trends, real or perceived adverse economic conditions, changes in interest or currency rates, adverse factors affecting a particular industry or region, and changes in the general outlook for corporate earnings.

The fund may invest substantially in common stocks, which are a type of equity security that represent an ownership interest in a company. The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. The fund could lose money if a company in which it invests becomes financially distressed.

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Foreign Securities Risk Investing outside the U.S. carries additional risks that include:

■  Currency Risk See "Currency Risk" above.

■  Emerging Markets Risk The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation, currency devaluation or unemployment, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

■  Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

■  Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

■  Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

■  Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

Futures Contracts Risk The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates or other changes. Therefore, the assets of the fund, and the prices of fund shares, may be subject to greater volatility, as a result of the fund's use of futures contracts. The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) the underlying reference asset may not perform the way Credit Suisse expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times; and (v) although the fund may generally purchase only exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the fund may be unable to close out its futures contracts at a time which is advantageous.

Liquidity Risk Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Manager Risk If the fund's portfolio managers make poor investment decisions, it will negatively affect the fund's performance. The fund also bears the risk that the proprietary investment technique used by the portfolio managers will not be successful in identifying investments that will help the fund achieve its investment objective, causing the fund to underperform its benchmark or other funds with a similar investment objective.

Market Risk The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks and bonds, and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions – for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Small- and Mid- Cap Stock Risk Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

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Swap Agreements Risk Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

OTHER RISK FACTORS

Counterparty Risk The fund will be exposed to the credit of the counterparties to OTC derivative contracts and repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the fund could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the fund seeks to enforce its rights, inability to realize any gains on its investment during such period, loss of collateral and fees and expenses incurred in enforcing its rights.

Credit Risk The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

Portfolio Turnover Risk Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance. The Dodd-Frank Act, among other things, grants the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the OTC derivatives market. The implementation of the Dodd-Frank Act could adversely affect the fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the fund's and Credit Suisse's exposure to potential liabilities.

Risks of Investing in Other Funds Other mutual funds and ETFs are subject to investment advisory and other expenses. If the fund invests in other mutual funds or ETFs, the cost of investing in the fund may be higher than other funds that invest only directly in individual securities. Shareholders will indirectly bear fees and expenses charged by the other mutual funds and ETFs in addition to the fund's direct fees and expenses. Other mutual funds and ETFs are subject to specific risks, depending on the nature of the mutual fund or ETF.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the fund could lose money investing in an ETF.

Credit Suisse serves as the adviser to other mutual funds in which the fund may invest. It is possible that a conflict of interest among the fund and the other Credit Suisse Funds could affect how Credit Suisse fulfills its fiduciary duties to the fund and the other Credit Suisse Funds.

Tax Risk In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund.

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FINANCIAL HIGHLIGHTS

This section normally details the financial performance of the fund. Because the fund had not yet commenced operations prior to the date of this Prospectus, there are no financial highlights to report.

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MEET THE MANAGERS

Adam Steffanus and Michael Valentinas each a member of the Capital Discipline Group, are jointly and primarily responsible for the day-to-day portfolio management of the fund.

Adam Steffanus is a Director of Credit Suisse and co-manages the fund. He also co-manages other income generation and capital appreciation focused portfolios ($3 billion+ assets under management) offered on Credit Suisse Private Banking's Discretionary Managed Accounts & Portfolios platform. Mr. Steffanus joined Credit Suisse in 2005 and is largely responsible for portfolio construction and risk management techniques. Prior to joining Credit Suisse, Mr. Steffanus was an analyst at a private equity firm and was responsible for structuring leveraged buyout transactions. He received his MBA from The University of Chicago Booth School of Business. Mr. Steffanus has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

Michael Valentinas is a Director of Credit Suisse and co-manages the fund as well as other strategies offered on Credit Suisse Private Banking's Discretionary Managed Accounts & Portfolios platform. Mr. Valentinas is responsible for leading the development of HOLT's stock selection framework and researching global trends in the equity markets. Mr. Valentinas joined Credit Suisse in 2002 with the acquisition of HOLT Value Associates, a boutique equity research firm. Prior to joining HOLT, Mr. Valentinas was a tax and compensation consultant for Arthur Andersen. He is a CPA and graduate of DePaul University in Chicago, Illinois.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

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RELATED PERFORMANCE INFORMATION

As of the date of this Prospectus, the fund does not have a calendar year's worth of performance to report. Below you will find information about the prior performance of a composite of certain accounts managed by Credit Suisse. The HOLT Global Sustainable Dividend Separately Managed Account Composite (the "GSD Composite") is comprised of all fully discretionary, fee paying and actively managed accounts managed by Credit Suisse that have investment objectives, policies and strategies are substantially similar to those of the fund. The GSD Composite consisted of 1,725 accounts as of September 30, 2014. Like the fund, the accounts in the GSD Composite are managed by the Capital Discipline Group, with Adam Steffanus and Michael Valentinas as lead portfolio managers.

The accounts in the GSD Composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the GSD Composite. The performance of the GSD Composite does not represent the past performance of the fund, is not an indication of the future performance of the fund and is no guarantee of future results of the Capital Discipline Group in managing the fund.

You should not assume that the fund will have the same performance as the GSD Composite. The performance of the fund may be better or worse than the performance of the GSD Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the fund and the GSD Composite. The performance of the GSD Composite shown below has not been adjusted to reflect the estimated fees and expenses of the fund. If the performance had been so adjusted, returns may have been higher or lower than those shown, depending on the particular share class of the fund used.

The following information illustrates the "net" and "gross" performance of the GSD Composite, compared to the performance of a broad-based securities market index. "Net" performance is calculated from gross returns after deducting the highest paying Composite constituent's fee schedule. "Gross" performance is calculated gross of all investment advisory fees, brokerage fees and other expenses charged to the accounts in the GSD Composite. The manner in which the performance was calculated for the GSD Composite differs from that of registered mutual funds such as the fund.

The investment results for the GSD Composite presented below are not intended to predict or suggest the future returns of the fund. The fund does not yet have its own performance record, and the performance data of the GSD Composite shown below should not be considered a substitute for the fund's own performance information. Investors should be aware that the use of a methodology different than that used to calculate the performance information below could result in different performance data.

HOLT GLOBAL SUSTAINABLE DIVIDEND SEPARATELY MANAGED ACCOUNT COMPOSITE*

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2014

	1 YEAR	SINCE INCEPTION
Composite net return	0.70%	10.48%
Composite gross return	1.67%	11.55%
MSCI ACWI Index (net)**	4.16%	8.31%

CALENDAR YEAR TOTAL RETURNS

	2011	2012	2013	2014
Composite net return	7.97%	12.62%	21.65%	0.70%
Composite gross return	9.03%	13.72%	22.85%	1.67%
MSCI ACWI Index (net)**	-7.35%	16.13%	22.80%	4.16%

*  This is not the performance of the fund. As of September 30, 2014, the GSD Composite was composed of 1,725 accounts, totaling approximately $1,855,310,404. The inception date of the GSD Composite was January 1, 2011.

**  The MSCI ACWI Index (net) which is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. Net total return indexes reinvest dividends after the deduction of withholding taxes.

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MORE ABOUT THE FUND

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC

One Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks

■  Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide. The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

Credit Suisse Asset Management, LLC is referred to as "Credit Suisse" throughout this Prospectus.

The fund pays advisory fees at the annual rate of 0.60% of average daily net assets. A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement will be available in the fund's Semiannual Report to shareholders for the period ending April 30, 2015.

Pursuant to an expense limitation agreement, Credit Suisse will limit the Fund's operating expenses to 0.95% of the fund's average daily net assets for Class A shares, 1.70% of the fund's average daily net assets for Class C shares and 0.70% of the fund's average daily net assets for Class I shares at least through February 28, 2016. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (i.e., litigation and indemnification) and any other costs and expenses that may be approved by the Board of Trustees. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or such expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before February 28, 2016.

■   SHARE VALUATION

The net asset value ("NAV") of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding. The most recent NAV of the fund is available on the fund's website at www.creditsuisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less may be valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in open-end investment companies are valued at their NAV each business day. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Futures contracts are valued at the settlement prices established each day on the exchange on which they are traded. Swaps on futures are generally priced by the counterparty based on a formula that factors in prices for the asset(s) underlying the futures. Structured notes are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying asset. Securities, options, swaps and futures contracts, structured notes and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the asset's primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

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The fund also may use fair value procedures if Credit Suisse determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund may use a fair value model developed by an independent third party pricing service, which has been approved by its Board of Trustees, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by Credit Suisse from time to time.

The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities and other investments used by the fund to calculate its NAV may differ from quoted or published prices for the same securities or investments. Valuing securities and other investments at fair value involves greater reliance on judgment than valuation of securities and investments based on readily available market quotations. A fund that uses fair value to price securities or other investments may value those securities or investments higher or lower than another fund using market quotations or its own fair value procedures to price the same securities or investments. There can be no assurance that the fund could obtain the fair value assigned to a security or other investment if it were to sell the security or investment at approximately the time at which the fund determines its NAV.

Some portfolio securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

■   DISTRIBUTIONS

As a fund investor, you will receive distributions.

The fund earns income from a variety of investments, including dividends from stocks, interest from fixed income, money market and other investments and income from structured notes and swap agreements. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

The fund declares and pays dividends quarterly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

Distributions will be reinvested in additional shares without any initial or deferred sales charge, unless you choose on your account application to have a check for your distributions mailed to you.

Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 877-870-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified RIC, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions of taxable income from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

If you buy shares shortly before or on the "record date" – the date that establishes you as the person to receive the upcoming distribution – you may receive a portion of the money you just invested in the form of a taxable distribution.

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Any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid during January of the following year.

Credit Suisse will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide the fund, or the fund's paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, 28% of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If the fund meets certain requirements with respect to its holdings, it may elect to "pass through" to shareholders foreign income taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. In addition, the fund's investment in certain foreign securities, foreign currencies, foreign currency derivatives and certain exchange-traded derivatives may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

Distributions of investment income that the fund reports as "qualified dividend income" may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if holding period and other requirements are satisfied.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information for transmittal to the IRS. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

Any time you sell or redeem fund shares or exchange fund shares for shares of another fund, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

The fund or an appropriate intermediary is required by law to report to each shareholder and the IRS cost basis information for shares of the fund. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the fund, unless you, before the sale or redemption, inform the fund that it has selected a different IRS-accepted method offered by the fund.

■   STATEMENTS AND REPORTS

If you invest directly through the fund, you will receive account statements as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of the name or address of the registered owner(s)

■  otherwise, every calendar quarter

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The fund also produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us/funds. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

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CHOOSING A CLASS OF SHARES

This Prospectus offers you a choice of three classes of shares: Classes A, C and I. Class I shares are only available to certain types of investors, as described below. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment and the total costs and expenses associated with a particular share class.

CLASS A AND C

With respect to Class A and Class C shares:

■  Class A shares may be a better choice than Class C shares if you are investing for the long term, especially if you are eligible for a reduced sales charge

■  Class C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

■  Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A shares, but because Class C shares have higher annual expenses, they are generally not appropriate if you are investing for the long term

Class A and C shares are described in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A and Class C, which you should discuss with your financial representative. Your financial representative will receive different compensation depending on the class you choose.

MAIN FEATURES

CLASS A

■  Initial sales charge of up to 5.25%

■  Lower sales charge for large purchases

■  No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

■  Lower annual expenses than Class C shares because of lower 12b-1 fee

CLASS C

■  No initial sales charge

■  Deferred sales charge of 1.00% if you sell shares during the first year of purchase

■  Higher annual expenses than Class A shares because of higher 12b-1 fee

■  No conversion to Class A shares, so annual expenses remain higher

CLASS I

Class I shares are offered to (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) employees of Credit Suisse or its affiliates and current and former Directors and Trustees of funds advised by Credit Suisse or its affiliates, (4) Credit Suisse or its affiliates and (5) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made.

Class I shares also are offered to clients of financial intermediaries (including broker-dealers and registered investment advisers ("RIAs")) who charge such clients an ongoing fee for advisory, investment, consulting or similar services. The aggregate value of such accounts with respect to each financial intermediary must be at least $250,000 (or be anticipated by the principal underwriter to reach $250,000).

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

You may be able to convert your shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program that has an agreement with Credit Suisse or Credit Suisse Securities (USA) LLC ("CSSU"), the fund's distributor, specific for this purpose. In such instance, your shares automatically may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of Credit Suisse or its affiliates, the minimum initial investment for Class I shares is $2,500.

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If your shares are converted to a different share class, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

More information about the fund's classes of shares is available through Credit Suisse's website. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■  the front-end sales charges that apply to the purchase of Class A shares

■  the deferred sales charges that apply to the redemption of Class C shares

■  who qualifies for lower sales charges on Class A shares

■  who qualifies for a sales load waiver

Go to www.credit-suisse.com/us/funds and click on "Breakpoint Discounts."

You may also go to the FINRA website, www.finra.org, and click on "Understanding Mutual Fund Classes" under "Investor Information: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

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BUYING AND SELLING SHARES

■   OPENING AN ACCOUNT

You may invest in each class of shares of the fund through certain financial representatives and you also may invest directly through the fund, subject to certain eligibility requirements. You should contact your financial representative or the fund to open an account and make arrangements to buy shares.

If you invest through a financial representative, your financial representative will be responsible for furnishing all necessary documents to the fund, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

If you invest directly through the fund, you will be required to complete an account application with the fund. Your account application provides the fund with key information necessary to set up your account correctly. It also lets you authorize services that you may find convenient in the future. If you need an application, call the Shareholder Service Center to receive one by mail or fax. You can make your initial investment through the fund by check or wire. The "By Wire" method enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative or the fund must receive your purchase order in proper form prior to the close of the NYSE (normally 4 p.m. eastern time) in order for it to be priced at the day's offering price. If your request is received after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative or the fund has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

The fund reserves the right to modify or waive the minimum investment amount requirements. The maximum investment amount in Class C shares is $1,000,000.

If you invest in the fund through a financial representative, you should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.

If you invest directly through the fund, please see the "Buying Shares" table and the "Selling Shares" table on the following pages. If you do not list a financial advisor and his/her brokerage firm on the account application, CSSU is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares. If you wish to invest directly by mail, please send a check payable to Credit Suisse Family of Funds, along with a completed application form by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail: Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the account application. If you invest directly through the fund and wish to pay for your shares by check, please make the check payable in U.S. dollars to Credit Suisse Family of Funds. Unfortunately, the fund cannot accept "starter" checks that do not have your name pre-printed on them. The fund also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

If you invest in the fund through a financial representative, your financial representative may impose a minimum account balance required to keep your account open.

22

■   EXCHANGING SHARES

If you invest in the fund through a financial representative you should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

The fund reserves the right to:

■  reject any purchase order made by means of an exchange from another fund

■  change or discontinue its exchange privilege after 60 days' notice to current investors

■  temporarily suspend the exchange privilege during unusual market conditions

If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call the fund at 877-870-2874.

23

BUYING SHARES

The table below is only applicable to purchases of shares directly from the fund.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
■ Complete the New Account Application.
■ For IRAs use the Universal IRA Application. (Class A and Class C only)
■ Make your check payable to Credit Suisse Funds.
■ Write the fund name on the check.
■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds.
■ Write the account number and the fund name on your check.
■ Mail to Credit Suisse Funds.
■ Minimum amount is $100 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
BY EXCHANGE
■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call the Shareholder Service Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.
BY WIRE
■ Complete and sign the New Account Application. Call the Shareholder Service Center and fax the signed New Account Application by 4 p.m. eastern time.
■ The Shareholder Service Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds. This method is not available for IRAs.	■ Call the Shareholder Service Center by 4 p.m. eastern time to inform the Shareholder Service Center of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
■ Cannot be used to open an account.	■ Call the Shareholder Service Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after the fund receives your order in proper form.
■ Minimum amount is $50 for Class A and Class C shares.
■ Minimum amount is $100,000 for Class I shares.
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

24

SELLING SHARES

The table below is only applicable to redemptions of shares directly from the fund.

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL
Write a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.
BY EXCHANGE
■ Call the Shareholder Service Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.
BY PHONE
Call the Institutional Services Center to request a redemption.
You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum) See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.
BY WIRE OR ACH TRANSFER
■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges. ■ Requests by phone or mail.

HOW TO REACH THE FUND

Shareholder Service Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US/FUNDS

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

■   SELLING SHARES IN WRITING

If you are invested directly through the fund, some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

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A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling the fund at the Shareholder Service Center toll-free number.

■   RECENTLY PURCHASED SHARES

For shares purchased directly from the fund other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

■   LOW-BALANCE ACCOUNTS

If you hold shares through an account with the fund and your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. For all Class I shareholders, the minimum account balance requirement is $100,000 (or $50,000 for employees of Credit Suisse or its affiliates across all Credit Suisse Funds). For Class A and Class C shares of the fund, the minimum account balance requirements are as follows:

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:	$2,000
IRAs:	$250
Transfers/Gifts to Minors:	$250

The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

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SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative, of if you invest directly through the fund, by calling the Shareholder Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For accounts maintained directly with the fund: for automatically reinvesting your dividend and capital gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call the Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

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OTHER POLICIES

■   TRANSACTION DETAILS

You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

If you are purchasing shares directly from the fund, your purchase order will be canceled if you place a telephone order by 4 p.m. eastern time and the fund does not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

For purchases directly from the fund, if you wire money to the fund without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial representative may charge a fee to send or receive wire transfers.

While the fund monitors telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders with the fund by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND SALES OF FUND SHARES

Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Boards of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. The fund's distributor enters into agreements with financial intermediaries that require such financial intermediaries to provide certain information to help detect frequent trading activity by their clients or customers and to eliminate frequent trading by these clients and customers. However, the fund may not always be able to detect frequent trading activity by clients and customers of financial intermediaries if such clients or customers invest in the fund through their financial intermediary's omnibus account with the fund. By their nature, omnibus accounts in which purchases and sales of fund shares by multiple investors are aggregated for presentation to the fund on a net basis, conceal the identity of the individual investors in the fund.

The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About The Fund – Share Valuation."

There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. Also, shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares that may define market timing differently than the fund does and have different consequences associated with it.

The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

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■   SPECIAL SITUATIONS

The fund reserves the right to:

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering their shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect the fund)

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OTHER SHAREHOLDER INFORMATION

■   CLASSES OF SHARES AND SALES CHARGES

Class A and C shares are identical except in two important ways: (1) each class bears different distribution and service fees and sales charges and (2) each class has different exchange privileges. Class A and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

■   CLASS A SHARES

OFFERING PRICE:

The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE – CLASS A

AMOUNT PURCHASED	AS A % OF AMOUNT INVESTED	AS A % OF OFFERING PRICE	COMMISSION TO FINANCIAL REPRESENTATIVE AS A % OF OFFERING PRICE
Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*  On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC" below).

**  The distributor may pay a financial representative a fee as follows: up to 1% on purchases of $1 million up to and including $3 million, up to 0.50% on the next $47 million, and up to 0.25% on purchase amounts over $50 million.

The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1.  Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2.  Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3.  Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4.  UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

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From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  investment advisory clients of Credit Suisse;

(2)  officers, current and former trustees of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3)  an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self – employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4)  shares purchased by (a) RIAs on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5)  shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class A shares acquired when dividends and distributions are reinvested in the fund;

(7)  Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; and

(8)  for financial intermediaries who have entered into an agreement with the fund's distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its custodian.

If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

Right of Accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one

31

fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

Reinstatement Privilege. If you have redeemed Class A or Class C shares, the Reinstatement Privilege permits shareholders to reinvest the proceeds in Class A or Class C shares, respectively, of the fund or of another Credit Suisse Fund within 30 days from the date of redemption without an initial sales charge or a deferred sales charge, as appropriate. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC or CDSC paid to the distributor may be credited with the amount of the Class A Limited CDSC or CDSC, as appropriate, in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

Class A Limited CDSC. A Class A Limited CDSC will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more for the fund and the distributor paid a commission to the financial representative.

The Class A Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Class A Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Class A Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

The Class A Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

■  the NAV at the time of purchase of the Class A shares being redeemed; or

■  the NAV of such Class A shares at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Class A Limited CDSC will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

■   CLASS C SHARES

You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be assessed in an amount equal to the lesser of the then-current NAV or the original purchase price of the shares identified for redemption. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest. Class C shares do not automatically convert to Class A shares. Class C shares are subject to a distribution fee of 1.00% of average daily net assets.

Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

THE CDSC ON CLASS C SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1)  shares received pursuant to the exchange privilege that are currently exempt from a CDSC;

(2)  redemptions as a result of shareholder death or disability (as defined in the Code);

(3)  redemptions made pursuant to the fund's automatic withdrawal plan, pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

32

(4)  redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2 which are required without penalty pursuant to the Code; and

(5)  Class C shares acquired when dividends and distributions are reinvested in the fund.

Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account will not be subject to the CDSC. The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

Reinstatement Privilege. If you redeemed Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class C shares of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

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OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Securities (USA) LLC (CSSU), an affiliate of Credit Suisse, is responsible for making the fund available to you. In addition, with respect to shareholders who have invested through an account with the fund, CSSU is responsible for account service and maintenance and other administrative services related to the sale of the shares.

The fund has adopted 12b-1 Plans for Class A and C shares pursuant to the rules under the 1940 Act. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A and C of the fund's shares. Under the plans, the distributor is paid 0.25% and 1.00% per annum of the average daily net assets of the fund's Class A and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by the distributor under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

The Annual Report also contains a letter from the fund's portfolio managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

■   OTHER INFORMATION

A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us/funds

The fund's SAI and Annual and Semiannual Reports are available on Credit Suisse's website,
www.credit-suisse.com/us/funds.

SEC file number:

Credit Suisse Opportunity Funds  811-09054

Credit Suisse Global Sustainable Dividend Equity Fund

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US/FUNDS

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  GSD-PRO-0215

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 28, 2015

CREDIT SUISSE GLOBAL SUSTAINABLE DIVIDEND EQUITY FUND

Ticker Symbol
Class A	CGDAX
Class C	CGDCX
Class I	CGDIX

This Statement of Additional Information (“SAI”) provides information about the Credit Suisse Global Sustainable Dividend Equity Fund (the “Fund”), a series of Credit Suisse Opportunity Funds (the “Trust”), that supplements information contained in the Prospectus for the Fund, dated February 28, 2015, as amended or supplemented from time to time (the “Prospectus”).

This SAI is not itself a prospectus and should be read in conjunction with the Prospectus.  Copies of the Prospectus can be obtained by writing or telephoning:

Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030
877-870-2874

Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), acts as the Fund’s investment adviser.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES	4
Investment Objective	4
Investment Policies and Strategies	4
Below Investment Grade Securities	4
Convertible Securities	5
Currency Exchange Transactions	5
Currency Hedging	5
Currency Options	5
Forward Currency Contracts	6
Cyber Security Risk	6
Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers	6
Equity Securities	6
Fixed Income Securities	7
Foreign Investments	7
Depository Receipts	8
Emerging Markets	8
Foreign Debt Securities	9
Futures Contracts	9
Hedging Generally	10
Investment Grade Securities	11
Money Market Instruments	11
Participation Notes	11
Non-Publicly Traded and Illiquid Securities	12
Rule 144A Securities	12
Options	13
Securities Options	13
Securities Index Options	14
Uncovered Options Transactions	15
OTC Options	15
Regulation of OTC Derivatives	15
Options on Swaps (“Swaptions”)	16
Preferred Stock	17
REITs	17
Rights Offerings and Purchase Warrants	17
Securities of Other Investment Companies	17
Money Market Mutual Funds	17
Short Sales	18
Short Sales “Against the Box”	18
“Special Situation” Companies	18
Swap Agreements	19
Credit Default Swap Agreements	19
Interest Rate Caps, Floors and Collars	20
Temporary Investments	20
U.S. Government Securities	21
Warrants	21
When-Issued Securities and Delayed-Delivery Transactions	21
Regulatory Aspects of Derivatives Instruments	22
Asset Coverage for Certain Derivative Transactions	22

INVESTMENT RESTRICTIONS	23

PORTFOLIO VALUATION	23

PORTFOLIO TRANSACTIONS	24

PORTFOLIO TURNOVER	25

i

MANAGEMENT OF THE FUND	25
Officers and Board of Trustees	25
Ownership in Securities of the Fund and Fund Complex	28
Leadership Structure and Oversight Responsibilities	28
Committees and Meetings of Trustees	29
Trustees’ Total Compensation for Fiscal Year Ended October 31, 2014	30
Investment Advisory Agreement	30
Administration Agreements	31
Portfolio Managers	32
Code of Ethics	33
Custodian and Transfer Agent	33
Proxy Voting Policies and Procedures	33
Disclosure of Portfolio Holdings	33
Distribution and Shareholder Servicing	35
Organization of the Fund	36

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	37
Purchases	37
Redemptions	39

EXCHANGE PRIVILEGE	40

ADDITIONAL INFORMATION CONCERNING TAXES	41
The Fund	42
Special Tax Considerations	43
Zero Coupon Securities	43
Constructive Sales	43
Straddles	43
Options and Section 1256 Contracts	44
Short Sales	44
Swaps	44
Foreign Currency Transactions	45
Tax Credit Bonds	45
Passive Foreign Investment Companies	45
Foreign Taxes	45
Taxation of U.S. Shareholders	46
Dividends and Distributions	46
Sales of Shares	46
Backup Withholding	47
Notices	47
Other Taxes	47
Taxation of Non-U.S. Shareholders	47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL	48

MISCELLANEOUS	48
Principal Shareholders	48
Conflicts of Interest of Affiliate as Shareholder	48

FINANCIAL STATEMENTS	48

ii

APPENDIX A — PROXY VOTING POLICY AND PROCEDURES	A-1

APPENDIX B — DESCRIPTION OF RATINGS	B-1

iii

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund’s investment objective and policies in the Prospectus.  There are no assurances that the Fund will achieve its investment objective.

Investment Objective

The investment objective of the Fund is to seek current income and capital appreciation.  The Fund’s investment objective may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

Investment Policies and Strategies

The Prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. The investments, investment policies and investment restrictions set out below supplement those set forth in the Prospectus.  The Fund’s investments must be consistent with its investment objective and policies.  The Fund is permitted, but not obligated, to engage in the investment strategies and invest in the investments which are described below, subject to any percentage limitations set out below.  Any percentage limitation on the Fund’s ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that Credit Suisse, in its discretion, may, but is not required to, use in managing the Fund’s portfolio. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not, in the judgment of Credit Suisse, be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Below Investment Grade Securities

The Fund may invest in fixed income securities rated below investment grade and in comparable unrated securities (or in financial instruments related to below investment grade securities). Investment in such securities and instruments involves substantial risk.  Below investment grade and comparable unrated securities (commonly referred to as “junk bonds” or “high yield securities”) (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities.  Issuers of such securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

To the extent a secondary trading market for below investment grade securities does exist, it generally is not as liquid as the secondary market for investment grade securities.  The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

The market value of securities rated below investment grade is more volatile than that of investment grade securities.  Factors adversely impacting the market value of these securities will adversely impact the Fund’s net asset value.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of an issuer.  In this evaluation, Credit Suisse will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

See Appendix B for a further description of securities ratings.

Convertible Securities

Convertible securities include both convertible debt and convertible preferred stock, and may be converted at either a stated price or stated rate into underlying shares of common stock.  Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock.  Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality.  The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

Currency Exchange Transactions

The value in U.S. dollars of the Fund’s assets that are invested in securities denominated in currencies other than the U.S. dollar may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rates may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies.  The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.  The Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

Currency Hedging.  The Fund’s investments may be denominated in currencies of foreign countries and, while it has the authority to do so, the Fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar. The Fund’s currency hedging, if any, will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options.  If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer’s creditworthiness deteriorates.

Currency Options.  The Fund may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers.  Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

The Fund also may enter into forward currency contracts with respect to specific transactions.  For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction.  The Fund will be able thereby to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction.  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund.  To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business,  funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers

Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general.  Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  These companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning these companies than for larger, more established ones.

Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek total return by investing in more established, larger companies.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Fixed Income Securities

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

Fixed income securities may be investment grade or below investment grade.  “Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA, AA, A or BBB, including the + or — designations) or by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by Credit Suisse to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited.

Foreign Investments

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, and balance of payments positions.  Many, if not all, of the foregoing considerations apply to investments in securities of foreign governments (or agencies or instrumentalities thereof) as well.

Foreign Currency Exchange.  The Fund that invests in securities denominated in currencies other than the U.S. dollar, and the Fund that may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of Fund assets denominated in that foreign currency.  Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries.  Governmental intervention may also play a significant role.  National governments rarely voluntarily allow their currencies to float freely in response to economic forces.  Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.  The fund’s investments may be denominated in currencies of emerging market countries.  While the fund does not currently intend to hedge against a decline in the value of its assets versus the U.S. dollar,  the Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

Information.  Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC.  Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity.  Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

Political Instability.  With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, military action, war or domestic developments which could affect U.S. investments in those and neighboring countries. Any of these actions or events could have a severe effect on security prices and impair the Fund’s ability to bring its capital or income back to the United States.

Foreign Markets.  Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies.  Some countries have less-developed securities markets (and related transaction, registration and custody practices).  Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.  In addition to losses from such delays, less-developed securities markets could subject the Fund to losses from fraud, negligence or other actions.

Increased Expenses.  The operating expenses of the Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities.  In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

Access.  Some countries may restrict the Fund’s access to investments or offer terms that are less advantageous than those for local investors.  This could limit the attractive investment opportunities available to the Fund.

Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Depository Receipts.  Assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and International Depository Receipts (“IDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts (“GDRs”), are issued outside the United States.  EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.  For purposes of the Fund’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent.  Thus, a depository receipt representing ownership of common stock will be treated as common stock.

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

Emerging Markets.  Investing in securities of issuers, including governments, located in “emerging market” countries (less developed countries located outside of the United States) involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries.  Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property.  The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Foreign Debt Securities.  The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries.  The relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy.  Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries.  Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers).  Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Investment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Futures Contracts

The Fund may enter into foreign currency, interest rate and/or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.  The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund’s policies.

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place.  Securities indexes are capitalization weighted indexes that reflect the market value of the securities represented in the indexes.  A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

No consideration is paid or received by the Fund upon entering into a futures contract.  Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations.  Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as

“marking-to-market.”  As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses. The Fund will also incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses.  In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.  In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified asset at a specified future date for a price agreed-upon today.  However, there are significant differences in the operation of the two contracts.  Forward contracts are individually negotiated transactions and are not exchange traded.  Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying asset at expiration.

For example, if the Fund were to buy a forward contract to purchase a certain currency at a set price for delivery in three months’ time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the currency at a new price for delivery in one month’s time.  At expiration of both forward contracts, the Fund would be required to buy the currency at the set price under the first forward contract and sell it at the agreed-upon price under the second forward contract.  Even though the Fund has effectively offset its currency position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts.  By contrast, futures exchanges have central clearinghouses which keep track of all positions.  To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange.  The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

Hedging Generally

The Fund may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if the markets do not move as anticipated when the hedge is established.  Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse still may not result in a successful hedging transaction.

The Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all.  The Fund is also subject to the risk of a default by a counterparty to an over-the-counter (“OTC”) transaction.

Investment Grade Securities

Investment grade debt securities are rated in one of the four highest rating categories by Moody’s or S&P, or if unrated, are determined by Credit Suisse to be of comparable quality.  If a debt security receives different ratings from Moody’s, S&P, or another nationally recognized statistical rating organization, Credit Suisse will treat the debt security as being rated in the highest of the rating categories.  Moody’s considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Moody’s and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody’s and S&P is included in Appendix B to this SAI.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security’s rating. Subsequent to a security’s purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  Neither event will require the sale of such securities, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the security.  Credit Suisse may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Additional Information Concerning Taxes” below).

Money Market Instruments

Money market instruments are short-term instruments that consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”); bank obligations (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Credit Suisse to be high quality investments; commercial paper rated no lower than A-2 by S&P, or Prime-2 by Moody’s, or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.  A description of S&P’s and Moody’s ratings is in Appendix B to this SAI.

Participation Notes

The Fund may gain exposure to securities in certain foreign markets through investments in participation notes (“P-notes”). For instance, the Fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the Fund must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

Non-Publicly Traded and Illiquid Securities

The Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, variable rate demand notes (“VRDNs”) and master demand notes providing for settlement upon more than seven days’ notice by the Fund, and time deposits maturing in more than seven calendar days.  Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.  Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses.  These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  The Fund’s investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities.  Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  Credit Suisse anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market, Inc.

An investment in Rule 144A Securities will be considered illiquid and, therefore, subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.  In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors:  (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund.  The Board has adopted guidelines and delegated to Credit Suisse the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

Options

The Fund may purchase and write (sell) options on securities, securities indices, currencies and swap agreements for hedging purposes or to increase total return.

Securities Options.  The Fund may write covered put and call options on stock and/or debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options.  The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written.  A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time.  In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.  However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period.  Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone.  In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).  When the Fund writes call options, it retains the risk of a decline in the price of the underlying security.  The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices decline, the put writer would expect to suffer a loss.  This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice.  In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery.  By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options.  For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.  If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and nine months from the date written.  The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written.  In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.  The Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.  In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.  Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions.  To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale.  An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market.  When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.  Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.  The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration).  The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction).  So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price.  This obligation terminates when the option expires or the Fund effects a closing purchase transaction.  The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  Moreover, the Fund’s ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund.  The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).  It is possible that the Fund and other clients of Credit Suisse and certain of its affiliates may be considered to be such a group.  A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Securities Index Options.  The Fund may purchase and write exchange- and/or board of trade-listed and OTC put and call options on securities indexes.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.  Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on a particular industry or market segment.

Options on securities indexes are similar to options on securities except that the delivery requirements are different.  Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds

(in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Securities index options may be offset by entering into closing transactions as described above for securities options.

Uncovered Options Transactions.  The Fund may write options that are not covered (or so called “naked options”) on portfolio securities. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Fund may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.  If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not.  Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it.  Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option.  Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Fund.  Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Regulation of OTC Derivatives.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), enacted in July 2010, includes provisions that comprehensively regulates OTC derivatives for the first time (including many of the trades described above such as foreign currency transactions (other than a limited category exempted trades), OTC Options, Swaptions, Swap Agreements, Credit Default Swap Agreements and Interest Rate Caps, Floors and Collars).  Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of OTC derivatives must be executed in regulated markets and be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain OTC derivatives must be cleared and traded on a regulated exchange and will impose these requirements on additional OTC derivatives in the future).  OTC derivatives submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC.  OTC derivatives dealers typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums.  The regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives and new requirements will apply to the holding of customer collateral by OTC derivatives dealers.  These requirements may increase the amount of collateral the Fund is required to provide and the costs associated with providing it.  OTC derivative dealers also are required to post margin to the clearinghouses through which they clear their customers’ trades instead of using such margin in their operations, as was widely permitted before Dodd-Frank.  This has and will continue to increase the OTC derivative dealers’ costs, and these increased costs may be passed through to the Fund in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearing account maintenance fees.

As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse.  However, the Fund will not face a clearinghouse directly but rather through an OTC derivatives dealer that is registered with the CFTC or SEC to act as a clearing member.  The Funds may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member.  Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC will also require a substantial portion of derivative transactions that are currently executed on a bi-lateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility.  Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future.  The SEC has not indicated when they will impose clearing or trade execution requirements on the OTC derivatives that they regulate.  Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  If the Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are now required to register with the CFTC and will ultimately be required to register with the SEC.  Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens.  These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to the Funds as market changes continue to be implemented.  The overall impact of Dodd-Frank on the Fund remains highly uncertain and it is unclear how the OTC derivatives markets will adapt to this new regulatory regime, along with additional, sometimes overlapping, regulatory requirements imposed by non-U.S. regulators.

Options on Swaps (“Swaptions”).  The Fund may purchase and sell put and call options on swap agreements, commonly referred to as swaptions.  The Fund will enter into such transactions for hedging purposes or to seek to increase total return.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the SEC.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While the Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between the Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, the Fund’s use of swaptions to reduce risk involves costs and will be subject to Credit Suisse’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that Credit Suisse’s judgment in this respect will be correct.

Preferred Stock

Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

REITs

The Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.  When the Fund invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

Investing in REITs involves certain risks.  A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT.  REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act.  REITs are also subject to interest rate risks.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration.  Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security’s market price when, for example, there is no movement in the level of the underlying security.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies (including investment companies advised by Credit Suisse) to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  Pursuant to the 1940 Act or exemptive orders from the SEC upon which the Fund rely or may rely, these percentage limitations, under certain circumstances, do not apply to investments in other Credit Suisse Fund and investments in certain exchange-traded funds (“ETFs”) with which the Fund have entered into participation agreements. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Money Market Mutual Funds.  The Fund may invest in securities of money market mutual funds, including those that are affiliated with the Fund or Credit Suisse, when Credit Suisse believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity.  A money market mutual fund is an investment company that invests in short-term high quality money market instruments.  A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year.  As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund’s expenses, including management fees, and will remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Short Sales

A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security.  The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.  The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold.  The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will maintain in a segregated account an amount of liquid securities equal in value to its obligation to purchase the securities sold short, marked to market daily.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.  Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Alternatively, the Fund may take short positions using derivatives, such as swaps or futures.  For example, the Fund may enter into a futures contract pursuant to which it agrees to sell a specified asset (that it does not currently own) at a specified future date for a specified price agreed-upon today. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and incur losses to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Short Sales “Against the Box”

A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.  It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately.  If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian.  While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities.  These securities constitute the Fund’s long position.

The Fund does not intend to engage in short sales against the box for investment purposes.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security).  In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

See “Additional Information Concerning Taxes” for a discussion of the tax consequences to the Fund of effecting short sales against the box.

“Special Situation” Companies

“Special situation” companies are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock.  If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly.  Credit Suisse believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Fund in achieving its investment objective.  There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.

Swap Agreements

The Fund may enter into swap agreements with respect to interest rates, specific securities and indexes of securities, and mortgage, credit and event-linked swaps, and to the extent it may invest in foreign-currency denominated securities, the Fund may enter into swap agreements with respect to foreign currencies.

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchase and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by Credit Suisse in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on Credit Suisse’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.  In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.  Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Credit Default Swap Agreements.  The Fund may enter into credit default swap agreements either as a buyer or a seller.  The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement.  If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the upfront or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Fund bears the same risk as a buyer of fixed income securities directly.  The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  The Fund will enter into swap agreements as a buyer only with counterparties that are deemed creditworthy by Credit Suisse.  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap, the Fund would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The Fund may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Interest Rate Caps, Floors and Collars.  Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may enter into interest rate caps, floors and collars for hedging purposes or to seek to increase total return (speculation). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Temporary Investments

To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests.  In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the U.S. and foreign issuers.  The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of:  (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits or bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Securities

The Fund may invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”).  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise.  Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

In September 2008, Fannie Mae and Freddie Mac were placed in conservatorship by their regulator, the Federal Housing Finance Agency.  Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Warrants

The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock.  The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

When-Issued Securities and Delayed-Delivery Transactions

The Fund may utilize its assets to purchase securities on a “when-issued” basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield).  The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Credit Suisse deems it advantageous to do so.  The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment.  Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Regulatory Aspects of Derivatives Instruments

Pursuant to a notice of eligibility filed with the CFTC with respect to the Fund, Credit Suisse is not deemed to be a “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration as such under the CEA.  Credit Suisse is not required to be registered as a “commodity trading advisor” with respect to its service as the investment adviser to the Fund.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.

The CFTC and certain U.S. exchanges have established limits, referred to as “speculative position limits,” on the maximum net long or net short position that any person, or group of persons acting together, may hold or control in particular futures, options on futures contracts and swaps that perform a significant price discovery function, regardless of whether the contracts were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Transactions in certain futures, options on futures, and swaps by the Fund are subject to these speculative position limits.  Thus, the number of futures contracts or options on futures the Fund may write or hold may be affected by futures or options on futures written or held by other entities, including other accounts advised by Credit Suisse. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Asset Coverage for Certain Derivative Transactions

The Fund will comply with guidelines established by the SEC with respect to coverage of certain derivative transactions.  These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.  With respect to futures and forward contracts that are not contractually required to “cash-settle” and which the Board has not determined to treat as “cash-settled,” the Fund covers its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures and forward contracts that are contractually required to “cash-settle” and those which the Fund treats as “cash-settled” pursuant to a process approved by the Board (including currency forwards that settle in currencies of G-10 countries), however, the Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value.  However, for credit default swaps (CDS) written by the Fund, the Fund sets aside liquid assets in an amount equal to the notional value of the swap.  For index-based credit  default swaps (CDX), which are cash-settled, the Fund sets aside liquid assets in an amount equal to the Fund’s daily mark-to-market (net) obligation, rather than the notional value.  Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised.  A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price.  The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

INVESTMENT RESTRICTIONS

The following fundamental investment restrictions are applicable to the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.  Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Except as set forth in the Prospectus and this SAI, all other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval.  If a percentage restriction (other than the percentage limitation set forth in number 1) is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Restrictions

The Fund may not:

1.  Borrow money, except to the extent permitted under the 1940 Act;

2.  Invest 25% or more of the value of its total assets in any one industry or group of industries, other than the United States Government, or any of its agencies or instrumentalities;

3.  Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

4.  Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter;

5.  Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

6.  Purchase or sell commodities or commodities contracts except to the extent permitted by applicable law;

7.  Issue senior securities, except as permitted under the 1940 Act; or

8.  Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

PORTFOLIO VALUATION

The net asset value (“NAV”) of each class of the Fund is determined daily as of the close of regular trading (normally 4 p.m. eastern time) on the New York Stock Exchange, Inc. (the “NYSE”) on each day the NYSE is open for business.  As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund’s net asset value is not calculated.  As a result, calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service approved by the Board at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objective.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the aftermarket, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in its judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive brokerage or research services only in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”) when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to the Adviser’s own research program.

All orders for transactions in securities or options on behalf of the Fund are placed by Credit Suisse with broker-dealers that it selects, including Credit Suisse Securities (USA) LLC (“CSSU”), the Fund’s distributor and an affiliate of Credit Suisse, and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSSU or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when Credit Suisse believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSSU, or any other affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with which the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

PORTFOLIO TURNOVER

The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities.  In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate.

It is not possible to predict the Fund’s portfolio turnover rates.  High portfolio turnover rates (100% or more) may result in higher brokerage commissions, higher dealer markups or underwriting commissions as well as other transaction costs.  In addition, gains realized from portfolio turnover may be taxable to shareholders.

MANAGEMENT OF THE FUND

Officers and Board of Trustees

The business and affairs of the Fund are managed by the Board of Trustees of the Trust (the “Board”) in accordance with the laws of the State of Delaware.  The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The names and years of birth of the Trustees and officers of the Trust, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees*

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1941	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13

Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 Year of Birth: 1946	Trustee, Nominating and Audit Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor’s Board of Managers (credit rating agency) from December 2011 to November 2014

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue, 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Boards of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13

Director of iCAD, Inc. (surgical & medical instruments & apparatus company); Partner of Backstage Acquisition Holding, LLC (publication job postings) from November 2013 to present; Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to 2013

*                 “Independent Trustees” are Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

(1)         Each Trustee serves until his respective successor has been duly elected and qualified.

(2)        The Credit Suisse Fund Complex consists of the Trust and its series, Credit Suisse Commodity Strategy Funds and its series, Credit Suisse Trust and its portfolio, Credit Suisse High Yield Bond Fund and Credit Suisse Asset Management Income Fund, Inc.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1961	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since January 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

Roger Machlis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Legal Officer	Since 2015	Managing Director and General Counsel for Credit Suisse; Associated with Credit Suisse Group AG since 1997; Officer of other Credit Suisse Funds

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1963	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds

(1)                                 Each Officer serves until his or her respective successor has been duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Credit Suisse Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.  Mr. Arzac has been a Trustee since 2005, and Chairman of the Audit Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac also currently serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Jeffrey E. Garten.  Mr. Garten has been a Trustee since 1998 (except for part of 2000) of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 39 years of executive, business and academic experience in the areas of international trade and finance and business management.

Steven N. Rappaport.  Mr. Rappaport has been a Trustee since 1999, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2005, of all of the open-end Credit Suisse Funds in the Fund Complex. In addition, he has over 30 years of business experience in the financial services industry. Mr. Rappaport also serves on the boards of directors of other registered investment companies, including closed-end funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Ownership in Securities of the Fund and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Fund*(1),(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*(1)

Independent Trustees

Enrique R. Arzac	A	E

Jeffrey E. Garten	A	B

Steven N. Rappaport	A	E

* Key to Dollar Ranges:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  Over $100,000

(1)         Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)         Because the Fund is new, the Trustees do not own shares of the Fund.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of three members, each of whom is a Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Trustee”).  The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Steven N. Rappaport, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Trustees

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees, namely Messrs. Arzac, Garten and Rappaport.

In accordance with its written charter adopted by its Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  The Audit Committee met four times during the fiscal year ended October 31, 2014.

In accordance with its written charter adopted by its Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met twice during the fiscal year ended October 31, 2014.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

Effective January 1, 2015, each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street Bank and Trust Company (“State Street”), CSSU any of their affiliates receives an annual retainer of $80,000 (prior to January 1, 2015, the annual retainer was $75,000) for the open-end fund complex for four quarterly meetings and one special meeting and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman of the open-end fund complex receives an aggregate annual fee of $25,000 and the chairman of the Audit Committee of the open-end fund complex receives an additional $7,500 in the aggregate.

Trustees’ Total Compensation for Fiscal Year Ended October 31, 2014

Name of Trustee	Total Compensation from the Fund	Total Compensation from all Funds in the Credit Suisse Fund Complex	Total Number of Funds in the Credit Suisse Fund Complex Overseen by the Trustee

Independent Trustees

Enrique R. Arzac	$0	$131,750	12

Jeffrey E. Garten	$0	$71,250	10

Steven N. Rappaport	$0	$155,250	12

As of February 1, 2015, the Trustees and officers of the Trust as a group owned of record less than 1% of the Fund’s outstanding shares.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and wealth management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The investment advisory agreement for the Fund (the “Advisory Agreement”) continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under each Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Trustees who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Independent Trustees of the Fund; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board; and any extraordinary expenses. Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund.  General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among all Credit Suisse Funds by or under the direction of the Board in such manner as the Board determines to be fair and accurate.  Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Fund, Credit Suisse will be paid (before any waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets.

Pursuant to an expense limitation agreement, Credit Suisse will limit the operating expenses of the Fund to 0.95%, 1.70% and 0.70% of the average daily net assets of Class A, Class C and Class I, respectively.  These expense limitations exclude certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board). The expense limitation agreement will be in effect at least through February 28, 2016. The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses were paid. The contract may not be terminated before February 28, 2016.  Credit Suisse may also voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

Administration Agreements

Credit Suisse and State Street Bank and Trust Company (“State Street”) serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the “Credit Suisse Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by Credit Suisse to the Fund under the Credit Suisse Co-Administration Agreement, the Fund pays Credit Suisse a fee calculated daily and paid monthly at the annual rate of 0.09% of the Fund’s average daily net assets.

For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated in total for all the Credit Suisse Funds, subject to an annual minimum fee, exclusive of out-of-pocket expenses.  The Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Credit Suisse Funds at the time of calculation.

State Street has been engaged by the Fund to act as the Fund’s securities lending agent.  The Fund’s securities lending arrangement provides that the Fund and State Street will share the income earned from securities lending activities.  Generally, the Fund will receive 85% and State Street will receive 15% of the income earned on the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement.

Portfolio Managers

Portfolio Managers’ Compensation.

The portfolio managers are compensated for their services by Credit Suisse.  Their compensation includes both a fixed base salary component and bonus component.  The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account.  The factors taken into account in determining a portfolio manager’s bonus include the Fund’s performance, assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Potential Conflicts of Interest.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders).  In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution.

Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with each of Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades).  The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Manager’s Ownership of Securities.

Because the Fund is new, the portfolio manager does not own shares of the Fund.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed.

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of October 31, 2014.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager(s)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam Steffanus	0	$0	0	$0	3,616	$3,700,889 billion
Michael Valentinas	0	$0	0	$0	3,616	$3,700,889 billion

No advisory fee is based on performance for any of the accounts listed above.

Code of Ethics

The Fund, Credit Suisse, and CSSU have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) makes receipts and disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions for the account of the Fund’s portfolio securities held by it and (e) makes periodic reports to the Board of Trustees concerning the Fund’s operations.  With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund.  For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), acts as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to separate Transfer Agency and Service Agreements, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Fund.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Proxy Voting Policies and Procedures

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI.  The Fund will file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 877-870-2874 or through Credit Suisse’s website, www.credit-suisse.com/us/funds and (2) on the SEC’s website at www.sec.gov.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or its affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that the Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, disclosure to a rating agency or disclosure to an affiliate to facilitate management of a seed capital investment in the Fund) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Fund, Credit Suisse, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio-Related Information.  This fee is designed to offset the Fund’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund and Credit Suisse.  The Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, http://us-fund.credit-suisse.com, approximately 30 business days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of December 1, 2014, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

RiskMetrics Group (formerly Institutional Shareholder Services) (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

Citibank N.A. (or any of its affiliates) (administration services to the Adviser)	Daily	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Board; KPMG LLP, the Fund’s independent registered public accounting firm (“KPMG”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Trustees; affiliates of Credit Suisse; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Investment Company Institute	Monthly	6th business day of following month

Lipper	Monthly	3rd business day of following month

Morningstar	Monthly	2nd business day of following month

Strategic Insight	Monthly	3rd business day of following month

Thomson Reuters	Monthly	2nd business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Fund and the Adviser to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Distribution and Shareholder Servicing

Distributor.  Pursuant to a Distribution Agreement, CSSU serves as the distributor of the Fund’s shares and offers the Fund’s shares on a continuous basis.  CSSU’s principal business address is One Madison Avenue, New York, New York 10010.

Class A and Class C Shares.  The Fund has adopted Plans of Distribution for its Class A shares and Class C shares (the “12b-1 Plans”), to permit the Fund directly or indirectly to pay expenses associated with the distribution of shares and the servicing of accounts, including paying compensation to CSSU.

Although actual distribution expenses may be more or less, pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, the Fund pays a distribution services fee each month to CSSU, with respect to Class A and Class C shares, at an annual rate of up to 0.25% and 1%, respectively.

Distribution and service fees on Class A and C shares are used to pay CSSU to promote the sale of shares and the servicing of accounts of the Fund.  CSSU also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

The expenses incurred by CSSU under the 12b-1 Plans for Class A and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders.  They also include purchasing radio, television, newspaper and other advertising and compensating CSSU’s employees or employees of the distributor’s affiliates for their distribution assistance.

With respect to sales of the Fund’s Class A or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSSU pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A and Class C shares.  The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

Payments to Intermediaries.  Credit Suisse, CSSU and/or their affiliates may make payments to intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund.  These payments (“Additional Payments”) are made out of Credit Suisse’s, CSSU’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases.  Although paid by Credit Suisse, CSSU and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to intermediaries as set forth in the Prospectus.

The Additional Payments are intended to compensate intermediaries for, among other things: marketing shares of the Fund, which may consist of payments relating to the Fund included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Fund from time to time; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Fund.  In addition Credit Suisse, CSSU and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund.  These Additional Payments may exceed amounts earned on these assets by Credit Suisse, CSSU and/or their affiliates for the performance of these or similar services.  The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis.  The Additional Payments are negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.  Although the individual components may be higher or lower and the total amount of Additional Payments made to an intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an intermediary.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid.  Additionally, if one mutual fund sponsor makes greater distribution payments than another, an intermediary may have an incentive to recommend one fund complex over another.  Similarly, if an intermediary receives more distribution assistance for one share class versus another, that intermediary may have an incentive to recommend that share class.  Because intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another.  You should consider whether such incentives exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class is most appropriate for you.

Current revenue sharing payments have various structures and typically may be made in one or more of the following forms:  asset-based payments, flat fees or minimum aggregate fees.

General.  Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans.  Any material amendment of any of the 12b-1 Plans would require the approval of the Board in the same manner.  The 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  Each of the 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by the Fund to CSSU under the 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSSU and the payments may exceed the distribution expenses actually incurred.

CSSU provides the Board with periodic reports of amounts spent under the 12b-1 Plans and the purposes for which the expenditures were made.

Organization of the Fund

Credit Suisse Opportunity Funds (previously the Credit Suisse Warburg Pincus Opportunity Funds) (the “Trust”) was formed on May 31, 1995 as a business trust under the laws of the State of Delaware.  The Trust is an open-end management investment company.  It currently offers shares of seven series: the Credit Suisse Floating Rate High Income Fund, the Credit Suisse Strategic Income Fund, the Credit Suisse Managed Futures Strategy Fund, the Credit Suisse Multialternative Strategy Fund, the Credit Suisse Emerging Markets Equity Fund, the Credit Suisse Volaris US Strategies Fund and the Credit Suisse Global Sustainable Dividend Equity Fund.  The Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.  The Fund offers three classes of shares: Class A shares, Class C shares and Class I shares.  Unless otherwise indicated, references to the “Fund” apply to each class of shares of the Fund.

The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to a Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of such Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  It also provides that all third parties shall look solely to the property of the appropriate fund for satisfaction of claims arising in connection with the affairs of a Fund.  With the exceptions stated, the Agreement and Declaration of Trust permits the

Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust.

All shares of the Trust when duly issued will be fully paid and non-assessable.  The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval.  Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares.  Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Trustee may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Trust.

The Trust’s charter authorizes the Trust to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Trust.  The circumstances under which the Board may involuntarily redeem shareholders include, but are not limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to, shares of a particular class or classes of capital stock with those belonging to, or attributable to, another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to, a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to, the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

The Trust’s charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine any fund or any of its series or classes into other funds, series or classes without shareholder approval.  Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest.  Any exercise of the Trustees’ authority is subject to applicable requirements of the 1940 Act and Delaware law.  The Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

The Fund sends to its investors a Semiannual Report and an audited Annual Report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.  Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds website at www.credit-suisse.com/us/funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

The offering price of the Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund’s behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Class A, Class C and Class I Shares may be purchased through a brokerage firm, other financial intermediary, or through the Fund. Prospective investors should discuss their investment with their financial advisor before making a purchase to be sure that Fund is appropriate. To make direct investments, you must open an account with the Fund and send payment for your shares either by mail or through a variety of other purchase options offered by the Fund. If you do not list a financial advisor and his/her brokerage firm on the account application, the Distributor is designated as the broker of record, but solely for purposes of acting as your agent to purchase shares.

To purchase shares directly from the Fund, contact the Fund to obtain an application.  Complete the application and mail it to the Fund along with a check payable to Credit Suisse Family of Funds; by regular mail: Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030 or overnight mail Credit Suisse Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

The Fund accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. To make a subsequent purchase, mail a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Credit Suisse Family of Funds and should clearly indicate your account number. Please call the Fund at 1-877-870-2874 with any questions regarding purchases by mail.  The Fund cannot accept “starter” checks that do not have your name preprinted on them.

The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund.  These types of checks will be returned to you and your purchase order will not be processed.

Prospective investors in Class I shares may be required to provide documentation to determine their eligibility to purchase Class I shares.

Each shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder’s account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

Class A Shares and Class C Shares.  Class A shares and Class C shares generally are designed for investors seeking the advice of financial representatives.  All purchases of Class A shares and Class C shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order and deduction of any applicable sales charge.

Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

Initial Sales Charge — Class A Amount Purchased	As a % of Amount Invested	As a % of Offering Price	Commission to Financial Representative as a % of Offering Price

Less than $50,000	5.54%	5.25%	4.75%
$50,000 to less than $100,000	4.71%	4.50%	4.00%
$100,000 to less than $250,000	3.63%	3.50%	3.25%
$250,000 to less than $500,000	2.56%	2.50%	2.25%
$500,000 to less than $1,000,000	2.04%	2.00%	1.75%
$1,000,000 or more	0 *	0	1.00%**

*                                         On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**                                  The distributor may pay a financial representative a fee as follows: up to 1% on purchases of $1 million up to and including $3 million, up to 0.50% on the next $47 million and up to 0.25% on purchase amounts over $50 million.

From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

General.  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares.  Some may establish higher minimum investment requirements than set forth in the Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Fund and/or from CSSU or an affiliate for record keeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Fund and/or from CSSU or an affiliate for these services.  The Prospectus should be read in connection with such firms’ material regarding their fees and services.

Redemptions

General.  Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class C shares of the Fund, and certain redemptions of Class A shares of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.  The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically.  Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment.  To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it.  Withdrawal payments should not be considered as income from investment in the Fund.  As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares and Class C shares of the Fund may be subject to a deferred sales charge.

Special Provisions Applicable to Class C Shares Only.  For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Contingent Deferred Sales Charge — General.  Class C shares are subject to a CDSC of 1% during the first year. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class C shares and that 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000.  If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership.  Investments are tracked on a monthly basis.  The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received.  In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.  CSSU receives any contingent deferred sales charge directly.

A limited Contingent Deferred Sales Charge (“Limited CDSC”) is imposed by the Fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.  The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund.  A Class I shareholder may exchange Class I shares of the Fund for Class I shares of another Credit Suisse Fund at their respective net asset values.  Exchanges of Class I shares as described above will be effected without a sales charge.  A Class A or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values.  A sales charge differential may apply.  Not all Credit Suisse Funds offer all classes of shares.  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day.  Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares or Class C shares, will be effected without a sales charge.  The Fund may refuse exchange purchases at any time without prior notice.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold.  When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption.  Therefore, the investor may realize a taxable gain or loss in connection with the exchange.  Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange.  For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.  Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned.  The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days notice to shareholders.

The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund’s view, is likely to engage in excessive or short-term trading.  If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV.  In determining whether to accept or reject a purchase or exchange request, the Fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders.  The Fund is intended to be a longer-term investment and not a short-term trading vehicle.  Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and rejects purchase or exchange orders from them.  However, the Fund’s efforts to curb market timing may not be entirely successful.  In particular, the Fund’s ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts.  As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests.  Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

Conversions.  Shareholders may be able to convert their shares to a different share class that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program, that has an agreement with Credit Suisse or CSSU specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Class I shares may be converted to Class A shares or may be redeemed if you cease to satisfy the Class I share eligibility requirements. Please contact your financial intermediary for additional information.

With respect to employees of Credit Suisse or its affiliates, the minimum initial investment for Class I shares is $2,500.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

In order to qualify as a regulated investment company (a “RIC”), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.

The Fund

The Fund intends to qualify as regulated investment companies each taxable year under the Code.  To so qualify, the Fund must, among other things:  (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets.  If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a RIC with respect to items attributable to any interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities.  The Board will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers).  The Fund currently expects to distribute any such excess annually to its shareholders.  However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (at a rate of 35%) on the amount retained.  In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a RIC or failure to meet the Distribution Requirement, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Capital loss carryforwards are net capital losses incurred in prior years that the Fund chooses to “carry forward” into another taxable year.  Capital loss carryforwards may be applied against the Fund’s future capital gains realized prior to expiration of the applicable carryforward.  For taxable years beginning in 2011 or after, capital loss carryforwards will not be subject to expiration.  In the event that the Fund were to experience an ownership change, as defined under the Code, the Fund’s loss carryforwards, if any, maybe subject to limitation.

Special Tax Considerations

The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

The Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax.  The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Zero Coupon Securities.  The Fund’s investments in zero coupon securities, if any, may create special tax consequences.  Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security’s face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity.  Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities.  These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Constructive Sales.  The so-called “constructive sale” provisions of the Code apply to activities by the Fund that lock in gain on an “appreciated financial position.” Generally, a “position” is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale (including a short sale against the box), an option, or a futures or forward contract.  The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a “constructive sale” that gives rise to the immediate recognition of gain (but not loss).  The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

Straddles.  The options transactions that the Fund enters into, if any, may result in “straddles” for U.S. federal income tax purposes.  The straddle rules of the Code may affect the character of gains and losses realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized.  Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax.  Furthermore, in determining its investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund is uncertain which (if any) of these elections it will make.

Options and Section 1256 Contracts.  If the Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium.  If the option expires unexercised or is closed on an exchange, the Fund will generally recognize short-term capital gain.  If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale.  However, the Fund’s investments in so-called “section 1256 contracts,” if any, such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules.  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss.  Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold.  Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.  The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not section 1256 contracts.

Short Sales.  In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold.  Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands.  Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Swaps.  As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (i) mark-to-market or constructive sale rules or rules applicable to partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” or (ii) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (iii) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income from some derivatives not used as a hedge or otherwise derived with respect to the Fund’s business of investing in securities may not meet the 90% qualifying income requirement of the Code.  If such income, and other non-qualifying income, were to exceed 10% of the Fund’s income, the Fund would not qualify as a RIC for U.S. federal income tax purposes.

Foreign Currency Transactions.  In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC.  It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar).  In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not “regulated futures contracts,” from unlisted options and from the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, will be treated as ordinary income or loss.  In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions.  Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss.  In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.  Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in his shares.

Tax Credit Bonds.  If the Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies.  If the Fund acquires shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), the Fund may be subject to U.S. federal income tax on any “excess distribution” received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund.  Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes.  If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains.  The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS.  By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.  The Fund may have to distribute this “phantom” income and gain to satisfy the Distribution Requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes.  Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If the Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund.  All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income.  The Fund may also distribute dividends it reports as “qualified dividend income.”  Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations that are incorporated in countries with comprehensive tax treaties with the United States or whose stock is readily tradable on an established securities market in the U.S.) and is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains (15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), to be adjusted annually for inflation, 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels).

Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.  Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.  If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received but as of the later of (i) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (ii) the date the Fund acquired such stock.  Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the Fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.  In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares.  A redemption of shares by the Fund will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting an investment within a family of mutual funds.

Backup Withholding.  The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the Fund and redemptions of a foreign shareholder’s interest in the Fund attributable to a REIT’s distribution to the Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS regarding providing the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, to agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and to determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information for transmital to the IRS.  Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS.  CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

The Trustees have selected KPMG LLP, with principal offices at 345 Park Avenue, New York, NY 10154, to serve as the independent registered public accountants of the Trust, subject to final client acceptance procedures.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSSU.

MISCELLANEOUS

Principal Shareholders

As of the date of this SAI, no person owns beneficially or of record 5% or more of any class of the Fund’s outstanding shares.

Conflicts of Interest of Affiliate as Shareholder

It is anticipated that Credit Suisse or its affiliate will own all or substantially all of the Fund’s shares upon the commencement of the Fund’s operations. Credit Suisse or its affiliate will likely sell the Fund shares it holds as additional Fund shares are purchased by other investors.  As a majority shareholder, Credit Suisse or its affiliate will hold a substantial amount of the Fund’s voting securities, and may be able to exercise a controlling influence in matters submitted to a vote of shareholders, including, but not limited to, the election of Trustees, approval or renewal of advisory contracts, and any vote relating to a reorganization or merger of the Fund.  The ability to exercise a controlling influence over the Fund may result in conflicts of interest because, among other things, Credit Suisse is the investment adviser of the Fund.

FINANCIAL STATEMENTS

Because the Fund is new, it has not yet issued an Annual Report. The Fund will furnish without charge a copy of its Annual Report, when available, upon request by calling Credit Suisse Funds at 877-870-2874.

APPENDIX A

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration.  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation.  In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.  .

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis.  Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 20, 2014

APPENDIX B

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.